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                                                                    EXHIBIT 99.2

TUESDAY APRIL 3, 7:05 AM EASTERN TIME

PRESS RELEASE

DAISYTEK AND PFSWEB ANNOUNCE ADDITIONAL SEPARATION PLANS

LETTER OF INTENT SIGNED FOR PURCHASE OF SELECTED ASSETS TO SUPPORT NEW DZTK OFFICE PRODUCTS STRATEGY

ALLEN & PLANO, Texas--(BUSINESS WIRE)--April 3, 2001-- Daisytek International Corporation (Nasdaq:DZTK - news) and PFSweb, Inc. (Nasdaq:PFSW - news) today announced the signing of a nonbinding letter of intent that accelerates the process of separating the business operations and functions of the two companies.

Under terms of the letter, Daisytek will acquire certain distribution and fulfillment assets located in Memphis, Tenn., currently used by PFSweb to provide outsourcing services to Daisytek, and it will also assume certain related leases.

Daisytek plans to hire PFSweb employees who currently support the services provided to Daisytek. Additionally, Daisytek and PFSweb will enter into a short-term information technology and transition services fee agreement that will facilitate the separation of Daisytek's and PFSweb's information technology operations and functions. The companies also will terminate all transaction management services agreements between Daisytek and its subsidiaries and PFSweb and its subsidiaries, other than the agreements whereby Daisytek and PFSweb jointly provide distribution and fulfillment services for IBM in Europe and North America.

Terms of the deal have yet to be finalized, but the transaction is expected to be in excess of $10 million and is conditioned on the negotiation of a definitive agreement, the completion of due diligence, receipt from the IRS of a supplemental private letter ruling that the contemplated asset purchase transaction does not adversely affect any of the rulings set forth in the private letter ruling received last June relating to the spin-off of PFSweb and approval from the board of directors of each company. The closing is expected to occur on May 2, 2001, or as soon thereafter as the conditions to closing are satisfied. Additional terms of the transaction were not disclosed.


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About Daisytek:

Daisytek is a leading distributor of computer supplies, office products, and recordable media. Serving customers in more than 50 countries, Daisytek distributes more than 20,000 products from more than 150 manufacturers. Daisytek is headquartered in Allen, Texas, and maintains sales and distribution centers in the United States, Australia, Canada, Argentina and Mexico. Daisytek is a registered trademark of Daisytek, Incorporated. All rights reserved. This news release and more information about Daisytek are available at www.daisytek.com. The Web site is not part of this release.

The matters discussed in this news release contain both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. You can identify these statements by the fact that they do not relate strictly to historical or current facts, but rather reflect our current expectations concerning future results and events. Forward-looking statements relating to such matters as our financial condition and operations, including forecasted information, are based on our management's current intent, belief or expectations regarding our industry or us. These forward-looking statements including forecasts are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. In addition, some forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expected or forecasted in such forward-looking statements. We undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

Certain factors, including but not limited to, general economic conditions, industry trends, the loss of key suppliers or customers, the loss of strategic product shipping relationships, customer demand, product availability, competition (including pricing and availability), risks inherent in acquiring, integrating and operating new businesses, concentrations of credit risk, distribution efficiencies, capacity constraints, technological difficulties, exchange rate fluctuations, and the regulatory and trade environment (both domestic and foreign) could cause our actual results to differ materially from the anticipated results or other expectations expressed in our forward looking statements. Additional factors that could cause or contribute to such differences include, but are not limited to, risks relating to the completion of the contemplated transaction, including the risk that required regulatory clearances or Board of Director approval might not be obtained at all. In addition, statements in this press release relating to the expected benefits of the contemplated transaction are subject to risks relating to the timing and successful completion of transitioning certain information technology, integration of the acquired assets into Daisytek's operations, unanticipated expenditures and changing relationships with customers, suppliers and strategic partners. There may be additional risks that we do not currently view as material or that are not presently known.

A description of certain of these factors, as well as other factors which could affect Daisytek, is set forth in Daisytek's 10-K for the fiscal year ended March 31, 2000.

About PFSweb, Inc.

When the world's brand names need proven, fast, and secure business infrastructure and technology to enable traditional and e-commerce strategies, they choose PFSweb for comprehensive outsourcing solutions. The PFSweb team of experts designs diverse solutions for clients around a flexible core business infrastructure. PFSweb provides solutions that include: professional consulting services, order management, web-enabled customer contact centers, customer lifecycle management, international distribution services, billing and collection services, and ERP information interfacing utilizing the Entente Suite(SM).


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The matters discussed in this news release (except for historical information)
and, in particular, information regarding future revenue, earnings and business plans and goals, consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and are subject to and involve risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These risks and uncertainties include, but are not limited to, our reliance on the projections of and fees generated by the transaction volume or product sales of our clients; the impact of strategic alliances; trends in the market for our services; trends in e-commerce; whether we can continue and manage growth; changes in the trend toward outsourcing; increased competition; effects of changes in profit margins; the unknown effects of possible system failures and rapid changes in technology; trends in government regulation; risks of operating overseas and foreign currency risks; and our relationship with and separation from Daisytek, our former parent corporation. Additional risks and uncertainties include, but are not limited to, risks relating to the completion of the contemplated transaction, including risks that required regulatory clearances or board of director approval might not be obtained at all. A description of these factors, as well as other factors, which could affect the Company's business, is set forth in the Company's Prospectus dated December 2, 1999 and Form 10-K for the fiscal year ended March 31, 2000, and Form 10-Q for the quarter ended December 31, 2000.

This news release and more information about PFSweb are available at www.pfsweb.com. PFSweb is a registered trademark. Entente Suite is a service mark of PFSweb. All rights reserved.

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Contact:
     PFSweb
     Preston F. Kirk, APR, 830/693-4447
     kirk@281.com
     or
     Daisytek
     Craig McDaniel, APR, 214/521-8596
     cmcdaniel@mbapr.com